SUPPLEMENT TO PROSPECTUS OF
                            EVERGREEN BALANCED FUNDS


I.       Evergreen Tax Strategic Foundation Fund

         Effective October 2, 2000, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         Jean C. Ledford, CFA, Richard S. Welsh, and Mathew M. Kiselak co-manage the Fund. Ms. Ledford has co-managed the Fund with Richard Welsh since August 1999. Ms. Ledford became President and Chief Executive Officer of EAMC in August 1999. From February 1997 until she joined EAMC, Ms. Ledford was a portfolio manager at American Century. From 1980 until she joined American Century, Ms. Ledford was the investment director at the State of Wisconsin Investment Board.

         Mr. Welsh has co-managed the Fund with Jean Ledford since August 1999. Mr. Welsh joined EAMC as Senior Vice President and portfolio manager in August 1999. From August 1994 until he joined EAMC, Mr. Welsh was a portfolio manager and analyst at American Century.

         Mr. Kiselak has co-managed the fixed income portion of the Fund since October 2000. He joined FUNB in August 2000 as a senior portfolio manager and Vice President. From August 1992 until he joined FUNB, Mr. Kiselak was a portfolio manager with Bank of America Capital Management. He has been affiliated with EAMC since October 2000.


October 2, 2000                                                 556102   10/00